HIGHPEAK ENERGY

HighPeak Energy

Investor Presentation

May 2023



HIGHPEAK ENERGY

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "projects," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control. For example, the Company's review of strategic alternatives may not result in a sale of the Company, a recommendation that a transaction occur or result in a completed transaction, and any transaction that occurs may not increase shareholder value, in each case as a result of such risks and uncertainties.

These risks and uncertainties include, among other things, the results of the strategic review being undertaken by the Company's Board and the interest of prospective counterparties, the Company's ability to realize the results contemplated by the 2023 and 2024 guidance contained herein, volatility of commodity prices, political instability or armed conflict in crude oil or natural gas producing regions such as the ongoing war between Russia and Ukraine, OPEC+ policy decisions, inflationary pressures on costs of oilfield goods, services and personnel, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 6, 2023 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating the recovery of underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining reserves per well as of a given date and cumulative production prior to such given date for developed wells. "Resource" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor resource constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this presentation (including production, operating expenses, capital expenditures, EBITDAX and Asset FCF in future periods) are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Cautionary Note Regarding Forward-Looking Statements" above. These projections are speculative by their nature and, accordingly, are subject to significant risk of not being actually realized by the Company. Projected results of the Company for Q4'23, FY2023, Q4'24 and FY2024 are particularly speculative and subject to change. Actual results may vary materially from the current projections, including for reasons beyond the Company's control. The projections are based on current expectations and available information as of the date of this release. The Company undertakes no duty to publicly update these projections except as required by law.

In particular, you should be aware that, unless otherwise indicated, projections shown herein are based on management's "flat" commodity price parameters rather than SEC pricing guidelines or current NYMEX forward pricing. The flat prices used in preparing the projections contained herein were $80 per Bbl of oil and $4 per MMBtu of natural gas, as compared to prices of $93.67 per Bbl for oil and $6.358 per MMBtu that would have been used if using SEC reserve pricing guidelines. HighPeak believes that the use of flat pricing provides useful information as the flat prices reflect what management believes to be reasonable assumptions as to future commodity prices over the productive lives of its properties. However, HighPeak cautions you that the flat pricing used in preparing its projections is not necessarily a projection of future oil and natural gas prices, and should be carefully considered in addition to, and not as a substitute for, other commodity price assumptions held by third parties.

Disclaimer (Cont'd)

USE OF NON-GAAP FINANCIAL MEASURES

This presentation may include non-GAAP financial measures, including EBITDAX and adjusted EBITDAX, unlevered asset free cash flow, operating margin and unhedged cash operating margin, and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non-GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak defines Adjusted EBITDAX as EBITDAX excluding cash G&A expenses. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivatives and hedged as including the effects of derivatives. HighPeak defines Unlevered Asset Free Cash Flow as Adjusted EBITDAX less Capex. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

In the case of non-GAAP financial measures presented for future periods, HighPeak advises that it is unable to provide reconciliations of such measures without unreasonable efforts. Accordingly, such measures should be considered in light of the fact that no GAAP measure of performance or liquidity is available as a point of comparison to such non-GAAP measures.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and may include market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

DRILLING LOCATIONS

The Company has estimated its drilling locations based on well spacing assumptions and upon the evaluation of its drilling results and those of other operators in its area, combined with its interpretation of available geologic and engineering data. The drilling locations actually drilled on the Company's properties will depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves. Further, to the extent the drilling locations are associated with acreage that expires, the Company would lose its right to develop the related locations.

Updated Development Plan Accelerates Transition to Free Cash Flow

Updated Development Plan

2023

- **Intentionally moderated development plan to accelerate free cash flow inflection point while delivering significant production growth**
  - Reducing rig count to 2 rigs starting in June through the remainder of 2023
  - Reduced completion crews from 4 to 2 in early second quarter

2024

- **2024 development program projected to generate significant production growth and meaningful free cash flow**
  - Increase to 4 rig/2 frac crew program in January 2024

Illustrative 2024E FCF at Various WTI Oil Prices[1]



($ in millions)
$140
$350
$555
$745
$940
$70
$80
$90
$100
$110

2023 & 2024 Outlook

Production (MBoe/d)	2023	2024
Average production rate	45 - 51	60 - 66
Exit production Rate	55 - 61	68 - 76

YoY Est. Avg. Production Growth >30%

Capex ($mm)	2023	2024
Gross Operated Wells TIL	105 – 115	105 – 110
Capital Expenditures D,C,E&F	$900 - $975	$850 - $900
Capital Expenditures, Infra/Land/Other	$50 - $60	$20 - $30
Total Capital Expenditures	$950 - $1,035	$870 - $930
Average Rigs	~3 (6 → 2)	4
Average Frac Crews	~2 (3 → 2)	2

Unit Measures ($/Boe)	2023	2024
Lease Operating Expenses	$6.50 - $7.50	$5.75 - $6.75
General & Administrative	$0.75 - $1.00	$0.60 - $0.80

(1) Free Cash Flow is a non-GAAP financial measure and defined as estimated EBITDAX less Capex, interest expense & dividends at various oil prices combined with gas price of $4/Mcf.

HighPeak Overview

Northern Midland Basin Pure-Play Capitalized For Profitable Oil-Weighted Value Creation

Key Highlights

- Q1'23 production average **37.2 MBoe/d**
  - **Increased 209% Year Over Year**
- 113,600 net acres (63.2k Flat Top, 50.4k Signal Peak)[(1)]
- 61% HBP, 98% operated, 12,000' average lateral length[(1)]
- ~2,500 gross locations remaining (89% average working interest)[(1)]
- Q1'23 unhedged cash operating margin of $53.31/Boe[(2)]

Operating Statistics[(3)]

Gross/Net Wells in Progress as of 3/31/23	64 / 61.3
% Oil / % Liquids (Q1'23)	85% / 94%
2023E Exit Production (MBoe/d)	58
2024E Exit Production (MBoe/d)	72

Financial Statistics ($mm)[(3)]

Q4'23E LQA EBITDAX[(4)]	$1,200
Q4'24E LQA EBITDAX[(4)]	$1,550
2024E Free Cash Flow[(5)]	$350
Q1'23 Net Debt / Q1'23 LQA EBITDAX	1.2x

Acreage Position and Select Offset Operators



Dawson
Borden
Scurry
Flat Top
Martin
Howard
Mitchell
Signal Peak
Midland
Glasscock
Sterling
HighPeak
Occidental
Bayswater
Ovintiv
Callon
Pioneer
Diamondback
Surge
Vital
SM Energy

Note: Acreage map per Enverus and company data. Cash flows calculated using flat $80 WTI / $4 HH price deck.
(1) Net acreage as of 4/28/23. HBP %, % operated, avg. WI %, locations and wells in progress as of 3/31/23.
(2) Unhedged cash operating margin is a non-GAAP financial measure. See the Appendix for a reconciliation to the most comparable GAAP measure.
(3) All forward-looking metrics based on midpoint of updated company guidance.
(4) EBITDAX is a non-GAAP financial measure. See the Appendix for a reconciliation to the most comparable GAAP measure.
(5) Free Cash Flow is a non-GAAP financial measure and defined as estimated EBITDAX less Capex, interest expense & dividends.

Differentiated Growth Story Now Shifting to FCF Harvest

Value Creation Over Time



Exit Rate Production (Boe/d)
LQA EBITDAX(1)
Production growth demonstrates high rock quality and positions the company for significant free cash flow generation
Positive and increasing FCF projected in 2H'23 onwards
$290
14,661
FY'21
$883
39,891
FY'22 (2)
$1,200
58,000
2023E
$1,550
72,000
2024E

Significant value created through consistent, repeatable development results

	FY'21	FY'22	2023E	2024E	
Avg. Rigs Running	~1	6	~3 (6 → 2)	4	
Gross Wells Drilled	26	123	80-90	110-115	
Gross Wells TIL	27	92	105-115	105-110	

Note: All forward-looking metrics based on midpoint of updated company guidance. Cash flows calculated using flat $80 WTI / $4 HH price deck.
(1) EBITDAX is a non-GAAP financial measure.
(2) Includes Hannathon acquisition.

HighPeak's Margins Continue to Outpace Peers

High oil cut, low-cost structure, and continued scaling of production lead to HPK's peer leading margins

- Q1 margins are **33% above** nearest peer
- HPK Q1'23 margin ($52.56/Boe) is **~55% higher** vs. Q1'23 peer average

Unhedged EBITDAX Margins for the 3 Months Ended 3/31/23 ($/Boe)(1)



$52.56
~55% higher than Q1'23 peer average ($33.93/Boe)
Q1'23
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
+55%

	Q1'23	Peer A	Peer B	Peer C	Peer D	Peer E	Peer F	Peer G	Peer H
% Oil	85%	53%	55%	59%	60%	51%	43%	48%	44%
% Liquids	94%	78%	55%(2)	79%	80%	71%	59%	73%	70%

Equivalent Economic MBOE/D



~58
21
37
Q1'23 Equivalent Production

HighPeak's oil cut generates higher cash flow per BOE

Source: Public filings.
(1) Q1'23 unhedged EBITDAX and production figures as reported. EBITDAX calculation for peers reflects adjusted EBITDAX for the 3M ended period as calculated by respective companies. Peers include CPE, ESTE, FANG, MTDR, PR, PXD, SM, and VTLE.
(2) Peer B reports production on a 2-stream basis

HIGHPEAK ENERGY

Enhancing Well Results Across Multiple Benches

- Continue to demonstrate consistent well results as we have expanded development across the acreage position and formations
- 2022 wells have outpaced 2021's improvements over 2020

Development by Zone
(% of Net TIL Lateral Ft.)



LS
WCA
WCD

	2020	2021	2022
Flat Top	93%	77%	83%
Signal Peak	7%	23%	17%

Improving Well Performance Year Over Year



2020
2021
2022
150,000
120,000
90,000
60,000
30,000
0
Cumulative oil production (bo)
0
90
180
270
360
Producing days

Operations – Flat Top

Summary

Q1'23 activity areas

- Key Pads/Areas

1 – Conrad pad
  – Extended LS/WCA ~4 miles northeast of development area

2 – Griffin 48-37 B pad
  – LS wells producing similar to WCA

3 – Southeast Flat Top
  – Demonstrated well performance similar to core Flat Top area

4, 5 – WCA/LS co-development planned based on strong offset performance

6 – Offset operator 2 well WCA pad; confirms potential further east into Mitchell County


Borden
Howard
Mitchell
1
2
3
4
5
6
WellBore
L_SPBY
WC A
WC B
WC D-3F

HIGHPEAK ENERGY

Summary

- Lower Spraberry / Wolfcamp A
  - 1 - 2 Delineation in advance of development
  - 3 - 4 Initial development pads

Lower Spraberry / Wolfcamp A – Phase 1 Development

- Wolfcamp D – 3F
  - 5 - 8 Testing additional stacked bench
    - Wells in various stages of completion or initial flowback
- Infrastructure
  - 3 SWD wells in operation
    - Plan to drill 1-2 additional wells in 2023
  - Constructing 20" water gathering system
  - Build out of main electrical system


Howard
1
2
3
4
5
6
7
8
WellBore
L_SPBY
WC A
WC B
WC C
WC D
WC D-3F

HIGHPEAK ENERGY

Power

Efficient
Running 1-2 rigs on electric power, dual fuel frac crew

Clean
10MW solar farm in progress

Scalable
Expandable substation is operational

Facilities

Quality
Newly built VRU, VRT & instrument air

Expandable
Large scale, expandable CTBs & production corridors minimizes surface impact

On Pipe
> 75% oil / 100% gas minimizes trucking

Fluid

Recycling
Can supply 100% of the stimulation fluid for 2 frac crews at Flat Top, currently expanding recycle capabilities at Signal Peak

Infrastructure
Pipeline connected horizontal SWDs with high-volume, low-pressure injection

Sand

Environmental
Local sand mine (less than 20-mile round trip) currently supplying 2 frac crews, reducing trucking miles

Energy Savings
Using wet sand eliminates natural gas burned in drying process

Continuing our efficiency and environmental stewardship

- Central Tank Battery configuration –
  - Large
  - Scalable
  - Efficient
  - Low emissions

All electrical, SWD and recycle systems in place for full development



Electrical Infrastructure


Electrical Infrastructure
Existing
Solar Farm
Central Battery
Substation
Borden
Scurry
Howard
Mitchell
Electrical Infrastructure
Existing
Proposed
Central Battery
Frac Pits
Sand Mine
Howard
Mitchell

Water Infrastructure


Water Infrastructure
Existing
Proposed
PW Treatment Facility
Storage Tank
SWD Active
SWD Permit
Borden
Scurry
Howard
Mitchell
Water Infrastructure
Existing
Storage Tank
SWD Active
SWD Permit
Sand Mine
Howard
Mitchell

HighPeak Exhibiting Leading Results in Howard and South Borden Counties

Oil EUR Distributions per Enverus Relative to HPK Results

East Howard & South Borden Oil EUR Distribution



1,250
1,000
750
500
250
0
EUR, Mbo
East
East Median
HPK
HPK Median
493
471
0
50
100
150
200
250
300
350
Well count

West Howard & South Borden Oil EUR Distribution



1,250
1,000
750
500
250
0
EUR, Mbo
West
West Median
459
0
40
80
120
160
200
240
280
320
360
400
Well count

Delineation and Laterals to Date



Flat Top
Dawson
Borden
Scurry
West
East
Martin
Howard
Mitchell
Signal Peak
Pre 2017 wells
Post 2017 HPK wells
Post 2017 Non-HPK wells
Glasscock
Sterling

Source: Enverus, HPK based on reserves per HighPeak's year-end 2022 third party reserve report prepared by Cawley Gillespie & Associates ("CGA"). Assumes effective date of 01/01/23; based on SEC pricing – average oil ($/bbl): $93.67 and average gas ($/MMBtu): $6.358.

Note: Wells used for EUR distribution as of 1/1/20 spud date, lateral length >7,500', minimum 4 producing months.

Operational Scale	▪ 113,600 net acres in two highly contiguous blocks in the Midland Basin ▪ First quarter year over year production growth of > 200%
Inventory Quality and Depth	▪ 2,500 total gross locations; primary delineated inventory of 1,300 gross locations ▪ > 14-year primary inventory life at 4-rig cadence
Peer Leading Margins	▪ Peer leading margins and cost structure among public companies in the Permian Basin ▪ Highly oil-weighted inventory with 85% of production being oil and 94% liquids during Q1'23
Sustainable Free Cash Flow Generation	▪ Entering projected free cash flow growth ▪ Long term leverage target of < 1.0x Net Debt/EBITDAX

HIGHPEAK ENERGY, INC.

Appendix



Rig Released Wells

	1Q23	
	Gross	Net
OP	25	24.7
Nonop	0	0.0
Total	25	24.7
SWD	1	1.0

In Progress[1]

	As of 03/31/2023	
	Gross	Net
OP	62	60.2
Nonop	1	0.1
Total	63	60.3
SWD	1	1.0

Turned in Line

	1Q23	
	Gross	Net
OP	26	25.5
Nonop	6	0.3
Total	32	25.8

(1) In Progress includes 15 gross (14.9 net) wells drilling as of March 31, 2023.

Substantial Inventory[1]

Results Driven By Excellent Reservoir Performance Across Multiple Targets

HIGHPEAK ENERGY

~ 2,500

Total Gross Locations

Inventory Details

- Approximately 1,300 delineated primary locations from current producing intervals
- **>14 years** of anticipated primary at 4-rig cadence; > **58 rig-years** of primary
- Approximately 1,200 additional upside locations; > **51 rig-years** of upside
- Conservative 6 wells/section spacing[2]
- ~12,000 ft avg. lateral length

Rock & Fluid Properties

- High TOC (up to 9%)
- Thermally mature (oil window)
- 34 – 38 API crude with high BTU gas

Remaining Inventory (Gross Locations)

	Flat Top		Signal Peak		Total		
	Primary	Upside	Primary	Upside	Primary	Upside	All
Middle Spraberry	-	150	-	111	-	261	261
Jo Mill	-	174	-	111	-	285	285
Lower Spraberry	182	-	138	-	320	-	320
Wolfcamp A	198	-	144	-	342	-	342
Wolfcamp B	59	240	98	24	157	264	421
Wolfcamp C	-	-	-	165	-	165	165
Wolfcamp C (Hutto)	-	-	-	169	-	169	169
Wolfcamp D (3-Fingers)	47	45	238	-	285	45	330
Wolfcamp D (Base)	-	-	191	19	191	19	210
TOTAL	486	609	809	599	1,295	1,208	2,503

Note: Rig years based on illustrative 20 gross wells drilled per year/rig in Wolfcamp D, 24/year in all others.
(1) As of December 31, 2022.
(2) Assumes 1-mile-wide drilling units.

Year-End Proved Reserves Summary (1)(2)

2022 SEC Pricing - $93.67/Bbl & $6.358/MMBtu



PV10 ($mm)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
PD
PUD
>300% CAGR
$235
$1,338
$596
$742
$3,872
$1,552
$2,320
YE20
YE21
YE22

- Multi-year drilling program has driven significant reserves additions and PV10 growth
- 2022 Replacement Ratio(3)
  - Drill Bit: 546%
  - Drill Bit + Acquisitions: 757%



YE22 Proved Reserves by Category
PUD
50%
123.0
MMBoe
PD
50%



Net Reserves (MMBoe)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
PD
PUD
>130% CAGR
22.5
12.2
10.3
64.2
35.6
28.6
123.0
61.7
61.3
YE20
YE21
YE22



Proved Reserves (MMBoe)
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
64.2
48.8
18.9
-8.9
123.0
YE21
Extensions / Revisions
Acq.
Production
YE22



YE22 Proved Reserves Mix
NGL
12%
GAS
8%
123.0
MMBoe
OIL
80%

(1) Reserves per HighPeak's year-end 2020/2021/2022 third party reserve reports prepared by Cawley Gillespie & Associates ("CGA").
(2) SEC pricing (oil, $/Bbl / gas, $/MMBtu) each report: 2020: $39.57/$1.985, 2021: $66.56/$3.598, 2022: $93.67/$6.358.
(3) Drill Bit Replacement Ratio is defined as reserves from Extensions plus Revisions divided by Production; Drill Bit + Acquisitions Replacement Ratio is defined as reserves from Extensions plus Revisions plus Acquisitions divided by Production.

SEC Pricing: Year-End 2022 Proved Reserves[(1)]

Year-End 2022 Proved Reserves

	Net Proved Reserves						
Reserve Category	Oil (MBbl)	Gas (MMcf)	NGL (MBbl)	Total (MBoe)	% of Total Proved	% Liquids	PV-10 ($MM)
Proved Developed Producing (PDP)	40,428	29,028	7,042	52,308	43%	91%	$1,947
Proved Developed Non-Producing (PDNP)	7,417	3,641	927	8,950	7%	93%	$373
Total Proved Developed Reserves	**47,845**	**32,669**	**7,968**	**61,259**	**50%**	**91%**	**$2,320**
Proved Undeveloped (PUD)	50,971	25,968	6,401	61,699	50%	93%	$1,552
Total Proved Reserves	**98,816**	**58,638**	**14,369**	**122,958**	**100%**	**92%**	**$3,872**

Proved Net Reserves by Commodity


NGL
12%
Gas
8%
Oil
80%

Proved Net Reserves by Category


PUD
50%
PDP
43%
PDNP
7%

Proved PV-10 by Category


PUD
40%
PDP
50%
PDNP
10%

(1) Reserves per HighPeak's year-end 2022 third party reserve report prepared by Cawley Gillespie & Associates ("CGA"). Assumes effective date of 01/01/23; based on SEC pricing – average oil ($/bbl): $93.67 and average gas ($/MMBtu): $6.358.

Improving Costs Per BOE



LOE
Production Taxes
G&A
$13.49
$1.40
$4.30
$7.79
$11.49
$0.69
$4.30
$6.50
FY22
2023E Exit

Continued Optimization Gains:

A Continued generator removal and solar farm integration

B Volume dilution of fixed costs

C Infrastructure buildout in Signal Peak and Borden County

Note: All forward-looking metrics based on company estimate for 2023E Exit. Cash flows calculated using flat $80 WTI / $4 HH price deck.

Hedges[1]

Summary

- Average oil volumes of ~4,492 Bo/d hedged from Q2'23 – Q3'23 using swaps at an average price of $69.32/bbl
- Average oil volumes of ~7,011 Bo/d hedged from Q2'23 – Q4'23 using puts at an average price of $58.43/bbl
- Average oil volumes of ~7,486 Bo/d hedged for 2024 using puts at an average price of $53.83/bbl
  - Deferred premium cost of $5/bbl on all puts

	OIL SWAPS		OIL PUTS	
	VOL (Mbbl)	Price	VOL (Mbbl)	Price
2023/Q2	546	$67.81	364	$61.05
2023/Q3	276	$72.30	644	$60.46
2023/Q4			920	$55.97
2023	**822**	**$69.32**	**1,928**	**$58.43**
2024/Q1			910	$53.83
2024/Q2			910	$53.83
2024/Q3			920	$53.83
2024/Q4				
2024			**2,740**	**$53.83**



OIL SWAPS
DAILY OIL VOLUME (bo/d)
25,000
20,000
15,000
10,000
5,000
0
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24



DEFERRED PREMIUM OIL PUTS
DAILY OIL VOLUME (bo/d)
25,000
20,000
15,000
10,000
5,000
0
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24

Includes all hedges through 5/10/23.

Q1 2023 Summary

Production	Q1 2023
Total sales volumes (MBoe)	3,350.0
Total daily sales volumes (MBoe/d)	37.22
Oil percentage	85%
Liquids percentage	94%
Realized Pricing	
Oil per Bbl	$76.07
NGL per Bbl	$27.04
Gas per Mcf	$2.21
Total per Boe (excluding derivatives)	$66.80
Total per Boe (including derivatives)	*$66.15*
Costs (per Boe)	
LOE	$8.57
Workover expenses	$1.26
Production & Ad Valorem taxes	$3.67
G&A (Cash)	$0.75
Total cash costs	$14.25
Cash margin (excluding derivatives)	$52.56
Cash margin (including derivatives)	$51.90

Earnings	Q1 2023
Net Income ($MM)	$50.3
GAAP Earnings (per diluted share)	*$0.39*
EBITDAX ($MM)	$173.9
EBITDAX (per diluted share)	*$1.34*
Other	
Capex ($MM)[1]	$379.1
Rig Released[2] / Turn in Line	26 / 32

(1) Excludes acquisition capex.
(2) Rig Released includes 1 SWD.

Non-GAAP Reconciliation

HIGHPEAK ENERGY

Reconciliation of Net Income to EBITDAX

(in thousands)	Quarter Ended		
	31-Dec-21	31-Dec-22	31-Mar-23
Net income	$ 37,025	$ 67,899	$ 50,257
Interest expense	1,331	21,468	26,972
Income tax expense (benefit)	12,224	20,004	14,507
Depletion, depreciation and amortization	21,464	83,211	81,131
Accretion of discount	51	125	118
Exploration and abandonment expense	407	466	2,164
Stock based compensation	3,782	4,142	4,054
Derivative-related noncash activity	(3,935)	23,565	(5,314)
Other	40	(13)	(30)
Est. Hannathon EBITDAX contribution			
EBITDAX	$ 72,389	$ 220,867	$ 173,859
Cash G&A	3,843	6,637	2,502
Adjusted EBITDAX	$ 76,232	$ 227,504	$ 176,361

Unhedged Cash Operating Margin Reconciliation

(in thousands)	Qtr. Ended
	31-Mar-23
Oil, NGL and natural gas sales (including deducts)	$ 223,794
Less: Lease operating expenses	(28,720)
Less: Workover expenses	(4,222)
Less: Production & ad valorem taxes	(12,297)
Less: Cash G&A	(2,502)
Cash Margin	$ 176,053
Divided by: Production (Mboe)	3,350.0
Cash Margin per Boe, excluding effects of derivatives	$52.56
Cash Margin	$ 176,053
Cash G&A	2,502
Divided by: Production (Mboe)	3,350.0
Cash Operating Margin per Boe, before cash G&A and excluding effects of derivatives	$53.31

HIGHPEAK ENERGY

Reconciliation of Proved Reserves PV-10 to Standardized Measure

(in thousands)	As of 12/31/20	As of 12/31/21	As of 12/31/22
Reserves PV-10	**$235,490**	**$1,338,193**	**$3,872,045**
Present value of future income taxes/abandonment costs	($13,298)	($219,384)	($455,537)
Standardized measure	**$222,192**	**$1,118,809**	**$3,416,508**